UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 7, 2013


                             PASSUR AEROSPACE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)

      000-07642                                         11-2208938
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(Commission File Number)                      (IRS Employer Identification No.)

    ONE LANDMARK SQUARE, SUITE 1900
         STAMFORD, CONNECTICUT                                  06901
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(Address of Principal Executive Offices)                      (Zip Code)

                                 (203) 622-4086
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.       OTHER EVENTS.

     Richard Schilling, a director of PASSUR Aerospace, Inc. (the "Company"), passed away on April 7, 2013. Mr. Schilling has served on the Board of the Company since 1974. Mr. Schilling's service to the Company has been invaluable.

     At the time of his death, the Company's proxy statement for the annual meeting of the Company's shareholders (the "Annual Meeting") had already been mailed to the Company's shareholders, and lists Mr. Schilling as a director nominee. The Company does not currently intend to seek replacements to fill the vacancy caused by this circumstance prior to the date of the Annual Meeting and is filing this Current Report on Form 8-K to eliminate any confusion.








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PASSUR AEROSPACE, INC.


Date:  April 16, 2013               By: /s/ Jeffrey P. Devaney
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                                          Jeffrey P. Devaney
                                          Chief Financial Officer and Secretary